UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2026

THE LGL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-00106	38-1799862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL	32804
(Address of Principal Executive Offices)	(Zip Code)

(407) 298-2000
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	LGL	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

On June 5, 2026, The LGL Group, Inc. ("LGL Group" or the "Company") issued a press release announcing the commencement of an offering of transferable subscription rights (the "Rights Offering"), described below in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is furnished hereto as Exhibit 99.1.

Item 8.01.	Other Events

On June 5, 2026, the Company finalized the terms of the Rights Offering, pursuant to which the Company intends to distribute, at no charge, transferable subscription rights to holders of record of the Company's common stock, par value $0.01 per share ("Common Stock"), as of the close of business on June 4, 2026 (the "Record Date"), to purchase up to an aggregate of 6,550,435 shares of Common Stock at a fixed subscription price.

Each holder of Common Stock as of the Record Date will receive one (1) subscription right for each share of Common Stock owned (each, a "Right" and, collectively, the "Rights"). One (1) Right will entitle the holder to purchase one (1) share of Common Stock at a subscription price of $6.90, which is equal to a 3% discount to the average of the daily volume-weighted average prices ("VWAP") of the Common Stock over the thirty (30) consecutive trading days ending on and including the day prior to the Record Date (or June 3, 2026). The Rights Offering will expire at 5:00 p.m., Eastern Time, on June 23, 2026, unless extended by the Company for up to thirty (30) days. The Rights are expected to be distributed on or about June 5, 2026, and the Company intends to list the Rights for trading during the subscription period on the NYSE American under the symbol "LGL RT" on or about such date, subject to approval by the NYSE American.

Each Rights holder that is a stockholder of record as of the Record Date and that fully exercises its basic subscription right will be entitled to subscribe for additional shares of Common Stock pursuant to an over-subscription privilege based on the number of Rights each Rights holder exercised pursuant to their basic subscription right. Rights acquired in the secondary market will not entitle the holder to participate in the over-subscription privilege.

The description of the Rights Offering in this Item 8.01 is only a summary and is qualified in its entirety by reference to the press release furnished hereto as Exhibit 99.1.

The information provided under Items 7.01 and 8.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such filing.

No Offer or Solicitation

This Current Report on Form 8-K, including Exhibit 99.1 furnished hereto, shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The Rights Offering is being conducted pursuant to the Company’s effective Registration Statement on Form S-1 (File No. 333-295925) (the "Registration Statement"), including the prospectus forming a part thereof. Additional information regarding the Rights Offering is set forth in the Final Prospectus filed on June 5, 2026 with the SEC pursuant to Rule 424(b)(3) under the Securities Act. Stockholders should read the prospectus carefully, including the risk factors included and incorporated by reference therein, before making any decision to participate in the Rights Offering. This Current Report on Form 8-K contains only a summary of certain terms of the Rights Offering. Investors should carefully review the subscription rights certificate and related offering materials, as they contain important information regarding the Rights Offering and the Rights.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 furnished hereto, contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements in this report that are not historical facts are forward-looking statements, including statements of expectations of or assumptions about the Company’s financial and operational performance, revenues, earnings per share, cash flow or use, cost savings and operational efficiencies. The words "anticipate," "assume," "believe," "budget," "estimate," "expect," "forecast," "intend," "plan," "project," "will," and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on assumptions and analyses made by the Company in light of its experience, historical trends, current conditions, expected future developments and other factors that the Company believes are appropriate under the circumstances. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results or performance to differ materially from those expressed or implied by such statements. These risks and uncertainties include, among others, the risk that stockholders may not fully exercise their Rights in the Rights Offering and the risk that the Company may not realize the anticipated benefits of the Rights Offering. Additional information regarding factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and subsequent filings with the SEC. Forward-looking statements are not guarantees of future performance and actual results or performance may be materially different from those expressed or implied in the forward-looking statements. The forward-looking statements in this report speak as of the date of this report. The forward-looking statements contained in this report reflect management’s estimates and beliefs as of the date of this report. Except as required by law, the Company does not undertake to update these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of The LGL Group, Inc. dated June 5, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LGL GROUP, INC.
(Registrant)

Date: June 5, 2026	By:	/s/ Patrick Huvane
		Name:	Patrick Huvane
		Title:	Executive Vice President - Business Development